UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2020
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WSBF	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2020, Waterstone Financial, Inc.  (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, the shareholders of the Company approved the Waterstone Financial, Inc. 2020 Omnibus Incentive Plan (“2020 Plan”).  The 2020 Plan was previously approved by the Company’s Board of Directors, subject to the approval of the Company’s shareholders, and became effective upon such shareholder approval.  A description of the material terms of the 2020 Plan is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2020.

The 2020 Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

    The Company held its 2020 Annual Meeting of Shareholders on May 19, 2020. The shareholders (i) elected two members of the Company's Board of Directors to serve until 2023; (ii) approved the Waterstone Financial, Inc. 2020 Omnibus Incentive Plan; (iii) ratified the selection of RSM US LLP as Waterstone Financial, Inc.'s independent registered public accounting firm (iv) approved, in an advisory vote, the compensation of the Company's named executive officers; and (v) supported, by a majority of the votes cast, conducting a Say-on-Pay advisory vote on executive compensation on an annual basis. There were 26,438,256 outstanding shares eligible to vote as of March 25, 2020, the record date for the 2020 Annual Meeting. The results of the matters submitted to a vote at the Annual Meeting of Shareholders were as follows:

(1) Election of the below named nominees to the Board of Directors of Waterstone Financial, Inc.:

Nominee	Number of Votes For	Number of Votes Withheld
Michael Hansen	18,747,203	1,143,727
Stephen Schmidt	18,503,799	1,387,131

(2)  Approve our 2020 Omnibus Equity Incentive Plan.

Number of Votes For	Number of Votes Against	Abstain
18,626,254	1,080,721	183,955

(3) Ratification of the selection of RSM US LLP as the Company's auditors for the year ending December 31, 2020.

Number of Votes For	Number of Votes Against	Abstain
23,739,993	331,844	32,666

(4)  An advisory, non-binding resolution to approve the executive compensation.

Number of Votes For	Number of Votes Against	Abstain
16,135,242	3,502,694	37,808

(5)  An advisory, non-binding resolution with respect to the frequency of voting for our executive compensation.

Annually	Every Two Years	Every Three Years	Abstain
16,891,204	73,224	2,888,674	37,808

Item 9.01 Financial Statements and Exhibits

Exhibit No.          Exhibit
10.1
Waterstone Financial, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2020 (File No. 001-36271))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.
Date: May 20, 2020	/s/ William F. Bruss
Name: William F. Bruss
Title: COO, General Counsel and Secretary